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                                                                 EXHIBIT 23.1



                                    CONSENT


      We hereby consent to the references made to us, and to the use of our names, in this Registration Statement including the Prospectus filed as a part thereof.



                                                Bryant C. Danner
                                  ---------------------------------------
                                               (Bryant C. Danner)


                                               Kenneth S. Stewart
                                  ---------------------------------------
                                              (Kenneth S. Stewart)


January 24, 1996